D&E Communications D&E Communications Investor Presentation Investor Presentation April 2009 April 2009 Exhibit 99.1

Disclosure Regarding
Disclosure Regarding
Forward-Looking Statements
Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the
Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,”
“intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. Forward-looking statements in this presentation may include, among others, statements concerning:
• projections of our future results of operations, cash flows or financial condition;
• our business strategy and our ability to capitalize on any of our competitive strengths; and
• the continued availability of capital resources.
The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange
Commission and include, without limitation, risks related to the following:
• increasing competition in the communications industry;
• a complex and uncertain regulatory environment including the potential impact of proposals to reform intercarrier compensation;
• the impact on our business of the global financial conditions;
• the impact on our business of our indebtedness and the covenants relating to this indebtedness; and
• the impact on our financial results of any future goodwill or intangible asset impairment charges.
All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure
Regulation G Disclosure
In this presentation, we use the operating measure Adjusted EBITDA. Adjusted EBITDA is a non-GAAP
(generally accepted accounting principles) operating measure under Regulation G promulgated by the
Securities and Exchange Commission. We compute Adjusted EBITDA by adding depreciation, amortization and goodwill and intangible asset impairments to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA. Net income is reconciled to Adjusted
EBITDA for the periods for which Adjusted EBITDA is presented on the slide entitled "Reconciliation of
Adjusted EBITDA a non-GAAP measure) to Net
Income/(Loss)”
and Adjusted EBITDA for each segment is
reconciled to segment operating income/(loss) on the slide entitled “Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Operating Income/(Loss).”
Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, other companies in our industry may calculate Adjusted
EBITDA differently than we do. Adjusted EBITDA is not a measurement of financial performance under
GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

Overview of D&E Overview of D&E James W. Morozzi James W. Morozzi President and CEO President and CEO

Highlights of Business
Highlights of Business
»
Leading rural operator with significant customer loyalty in strong Pennsylvania markets
›
Significant CLEC line / revenue growth with improving margins
›
Broadband growing with penetration upside
›
RLEC line loss less than peer group
›
Systems Integration business improving steadily
»
Strong liquidity profile
›
Levered free cash flow before dividends of $19.7 million, or $1.36 per share, in 2008
›
Total debt to 2008 Adjusted EBITDA of 2.9x, lower than most industry peers
»
State of the art network, rich with fiber
›
IP Core and Softswitch technology
›
MPLS / IP-VPN for layer 3 services
›
100% of RLEC access lines broadband capable
›
Valuable 700 Mhz spectrum covering vast majority of footprint
»
Focused business plan leveraging D&E’s strengths
›
Opportunity for IP data / layer 3 revenues
›
CLEC gaining scale and growing margin – upside remains
›
Plant upgraded for broader DSL / High-Speed Internet deployment, and if desired, IPTV
›
Exited non-core business over last 24 months to narrow focus
»
Well positioned to capitalize on market opportunities with defined new growth services
›
Drive growth in RLEC / CLEC customers segment with Co-Location and Wireless Broadband offerings
›
Further leverage customer loyalty with Haywire and On-Demand offerings

D&E Communications
Delivering Excellence

RLEC
(Rural Local Exchange Carrier)
CLEC
(Competitive Local Exchange Carrier)
Systems Integration & Internet Service Provider
Lycoming
Williamsport
Sullivan
Wyoming
Lackawanna
Luzerne
Columbia
Montour
Union
Lewisburg
Centre
State College
Snyder
Northumberland
Schuylkill
Mifflin
Juniata
Blair
Altoona
Huntingdon
Perry
Dauphin
Harrisburg
Lebanon
Berks
Reading
Birdsboro
Pottstown
Bucks
Montgomery
Ephrata
Cumberland
Lancaster
Chester
Delaware
Philadelphia
Adams
York

D&E Service Territory
D&E Service Territory
(1) Reflects customer voice connections not access line equivalents.
Customer Connections as of 12/31/08
RLEC Access Lines
(1)
119,102
CLEC Access Lines
(1)
46,436
DSL / High-Speed Internet 43,058
Dial-up 2,183
Web Hosting 982
Video 8,487
Total Connections 220,248
Buffalo Valley
Conestoga
Denver & Ephrata

D&E Communications
Delivering Excellence

	Boscov's EST. 1921 EAST PENN manufacturing EnerSys NATIONAL PENN BANK PENN NATIONAL GAMING, INC. Redner's WAREHOUSE MARKETS The Reading Hospital and Medical Center	Armstrong HIGH LANCASTER COUNTY, PA COURT OF COMMON PLEAS Lancaster General By your side. Susquehanna	ALBRIGHT CARE SERVICES Bucknell EVANGELICAL COMMUNITY HOSPITAL PLAYWORLD SYSTEMS The world needs play.

D&E
D&E
Communications
Communications
Markets –
Markets –
RLEC
RLEC
(1) Claritas Site Reports, 2008 estimate. Population of country, not market served.
(2) Claritas Site Reports, percent change, 2000 to 2008.
(3) Claritas Site Reports, 2008 estimate.
(4) Major Employer data per OneSource.
PARAMETER CONESTOGA D&E BUFFALO VALLEY
Demographics
County Berks Lancaster Union
Population
(1)
407,817 500,119 43,760
Population Growth
(2)
9.2% 6.3% 5.1%
Households 154,782 187,009 14,050
Median Income per Household $52,544 $54,530 $47,628
Universities
Kutztown University
Albright College
Alvernia College
Pennsylvania State University
(Berks Campus)
Elizabethtown College
Franklin & Marshall College
Millersville University
Messiah College
Bucknell University
Major Employers
(4)
(3)
(3)

D&E Communications
Delivering Excellence

	Armstrong HIGH Lancaster County, PA Court of Common Pleas Lancaster General By your side Susquehanna	Boscov's Est. 1911 East Penn manufacturing EnerSys National Penn Bank Penn National Gaming, Inc. Redner's Warehouse Markets The Reading Hospital and Medical Center	harsco corporation Highmark Holy Spirit Health System With You For Life Rite Aid	ARRIS Mount Nittany Medical Center The Nittany Lion Inn PennState

D&E
D&E
Communications
Communications
Markets
Markets
–
–
CLEC
CLEC
(1) Claritas Site Reports, 2008 estimate. Population of county, not market served.
(2) Claritas Site Reports, percent change, 2000 to 2008.
(3) Claritas Site Reports, 2008 estimate.
(4) Major Employer data per OneSource.
PARAMETER LANCASTER READING HARRISBURG STATE COLLEGE
Demographics
County Lancaster Berks Cumberland Centre
Population
(1)
500,119 407,817 229,392 141,808
Population Growth
(2)
6.3% 9.2% 7.4% 4.5%
Households
(3)
187,009 154,782 91,136 51,897
Median Income per Household
(3)
$54,530 $52,544 $57,401 $43,052
Universities Elizabethtown College
Franklin & Marshall College
Millersville University
Messiah College
Kutztown University
Albright College
Alvernia College
Pennsylvania State University
(Berks campus)
Harrisburg University
Central Pennsylvania College
Dickinson College
U.S. Army War College
Pennsylvania State University
(Main campus)
Major Employers
(4)

D&E Communications
Delivering Excellence

	ASPLUNDH; IKEA; LOCKHEED MARTIN; MOTOROLA; BROOKS INSTRUMENT; MERCK; UHS; UNISYS	ANDRITZ SPROUT; BRO DART; HOPE ENTERPRISES; LYCOMING COLLEGE; Pennsylvania College of Technology; shop-vac THE ORIGINAL WET/DRY VAC; SPRINGS WINDOW FASHIONS; Susquehanna	Altoona Regional Health System A NONPROFIT COMMUNITY HEALTH CARE SYSTEM; CONRAIL; HOSS'S STEAK & SEA; PENNSTATE; SHEETZ; WARD TRUCKING

D&E
D&E
Communications
Communications
Markets
Markets
–
–
CLEC
CLEC
WILLIAMSPORT HOSPITAL - WILLIAMSPORT, PA
(1) Claritas Site Reports, 2008 estimate. Population of county, not market served.
(2) Claritas Site Reports, percent change, 2000 to 2008.
(3) Claritas Site Reports, 2008 estimate.
(4) Major Employer data per OneSource.
PARAMETER POTTSTOWN WILLIAMSPORT ALTOONA
Demographics
County Montgomery Lycoming Blair
Population
(1)
778,874 117,131 126,015
Population Growth
(2)
3.8% (2.4%) (2.4%)
Households
(3)
301,141 47,000 51,162
Median Income per Household
(3)
$74,239 $40,296 $39,950
Universities
Arcadia University
Haverford College
Ursinus College
Lycoming College
Pennsylvania College of Technology
Pennsylvania State University
(Altoona campus)
Major Employers
(4)

»
Comprised of three RLECs covering approximately 240,000 POPs
»
CLEC edge-out strategy in growing, but competitive markets
»
Video comprises Coaxial in State College (CLEC) and ADSL2+ in
Union County (RLEC)
Company Overview
Company Overview
Wireline
»
D&E Communications is an integrated communications provider offering high-speed data, telephone, business continuity and co-location services, professional IT services, network monitoring, security solutions, computer support services and video services in certain eastern and central Pennsylvania markets
»
Consolidated revenue for the twelve months ending December 31, 2008 was $149.5 million with Adjusted
EBITDA of $64.4 million (43% margin)
Systems Integration
»
Positive EBITDA of $0.03 million generated in 2008
»
In 1Q07, point-of-sale contract with a retail store
expired, resulting in reduction of 24 employees
›
Net negative contract due to geographic
scope and labor intensity
(1) Pro forma for expiry of retail store contract in 1Q 2007.
(2) Adjusted EBITDA defined as operating income plus depreciation and amortization plus goodwill and intangible asset impairment.
(1) Including RLEC and CLEC Access Lines, DSL / High-Speed Internet, Cable Modem,
Dial-up, Video and Web Hosting.
(2) Excluding Directory.
(3) Adjusted EBITDA defined as operating income plus depreciation and amortization plus goodwill and intangible asset impairment.
($ in millions)
Year Ended December 31,
Parameter 2007A 2008A YoY Growth
Total Connections (1) 221,184 220,248 (0.4%)
RLEC Access Lines 124,600 119,102 (4.4%)
CLEC Access Lines 46,002 46,436 0.9%
Wireline Revenue (2) $140.4 $139.6 (0.6%)
Wireline Adj. EBITDA
(2) (3)
61.8 61.2
Margin 44.0% 43.8%
Directory Revenue $5.2 $4.4
Directory Adj. EBITDA (3)
4.2 3.7
Margin 81.3% 84.2%
Capex 23.9 22.2
% of revenue 17.0% 15.9%
($ in millions)
Year Ended December 31,
Parameter 2007A 2008A YoY Growth
Revenue
(1)
$4.6 $3.8 (17.4%)
Adjusted EBITDA
(2)
(1.8) 0.0
Margin NM 0.8%
Capex 0.1 0.0
% of revenue 2.4% 1.1%

2008 Highlights
2008 Highlights
»
Adjusted EBITDA
(1)
of $64.4 M, increased $0.4 M over 2007
»
Adjusted EBITDA margin of 43.1%, increased 110 basis points
»
Systems Integration Adjusted EBITDA improved by $2.0 M
»
Cash and cash equivalents on balance sheet were
$18.3 M at year end
»
Reduced Long Term Debt by $7.8 M
»
Initiated Share Repurchase Program
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment. See reconciliation of Adjusted EBITDA to net income/(loss) attached.

Net Debt Ratio
Net Debt Ratio
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment. See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Long Term Debt includes long term debt maturing within one year.
(3) Net Debt is long term debt plus preferred stock, less cash, cash equivalents, and short term investments.
($ in Millions)
Ratio
$177.6
$186.1
$207.0
$193.9
$169.3
$197.6
$64.0
$62.6
$64.4
2.63X
3.16X
2.78X
$0
$50
$100
$150
$200
$250
2006 2007 2008
2.4X
2.6X
2.8X
3.0X
3.2X
3.4X
3.6X
Long Term Debt
Net Debt
Adjusted EBITDA
Net Debt Ratio
(1)
(2)
(3)

2008 Accomplishments
2008 Accomplishments
»
Broadband Subscriber Growth of approximately 12.3%
›
Network is 100% broadband capable
in RLEC territories
›
13.6% of existing customers
upgraded speed
»
On-Net CLEC lines now 36%
›
Additionally, 59% on switch
»
Data Service demand continues
›
Metro DIA, Metro TLS, IP VPN,
HSI (IAD, T1, FTTP)
›
Revenue grew 79.6% over 2007

Total Connections –
Total Connections –
2008
2008
Note: Chart not to scale.Total connections includes all RLEC, CLEC, Dial-up, DSL, cable modems, web hosting, and video subscribers
1/1/08 12/31/08
221,184
220,248
DSL/
High-Speed
4,725
RLEC
(5,498)
Dial-up
(1,071)
Web
Hosting
(27)
CLEC
434
Video
501

Comparative Performance
Comparative Performance
Source: Public filings and Wall Street research.
(1)
Includes
DSL, high speed Internet via fiber and satellite broadband. For D&E, based on total DSL/HSI subscribers divided by a total of RLEC and CLEC access lines.
(2) Revenue and EBITDA includes small wireless reseller business.
(3) Includes CLEC business as detailed RLEC and CLEC segment data is not disclosed.
(4) Access lines and HSI metrics are pro forma for acquisitions: Fairpoint - Verizon, CenturyTel - Madison River, Frontier - Commonwealth, Windstream - CT, Consolidated - North Pittsburgh.
(5) Y-o-Y change in revenue and EBITDA not pro forma for acquisitions (includes partial year results post-closing).
(6) Access lines for RLEC only. Broadband for total company.
(7) Excludes Bishop Communications and Sherburne Tele Systems acquisitions.
(8) Fairpoint suspended dividend as of 3/4/09.
(9) EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation and amortization.  For D&E, based on Adjusted EBITDA, which is a non-GAAP measure defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
Y-o-Y Access Line Growth Y-o-Y HSI Growth Q408 HSI 2008 snapshot (wireline only)
Company 4Q07 4Q08 4Q07 4Q08 % lines
Rev. Y-o-Y EBITDA Y-o-Y Margin
Conventional ILECs
CenturyTel (4) (5) (6.1%) (6.4%) 38.6% 15.5% 32.1% (0.3%) (2.6%) 48.4%
Embarq (8.6%) (9.8%) 25.6% 10.6% 24.8% (3.8%) 2.9% 43.0%
Cincinnati Bell
(3)
(7.7%) (8.2%) 11.7% 5.3% 32.9% (2.2%) (3.1%) 47.5%
D&E (4.0%) (4.4%) 20.1% 12.3% 26.0% (1.2%) (1.8%) 45.1%
Fairpoint
(4) (8) (8.1%) (11.7%) NA 1.6% 20.7% (9.1%) (9.0%) 43.8%
Hickory Tech (3) (4.7%) (8.9%) 10.8% 7.3% 31.7% (4.5%) (11.8%) 39.4%
High-Dividend ILECs
Alaska (3) (4.7%) (6.0%) 7.8% 0.3% 27.3% (0.9%) (7.3%) 28.1%
Consolidated
(4)
(3.6%) (7.6%) 11.5% 12.9% 34.7% (1.5%) 0.3% 41.1%
Frontier
(4) (5)
(5.8%) (7.2%) 30.7% 10.9% 25.7% (2.2%) 0.1% 54.3%
Iowa Telecom (6) (7) (6.1%) (7.6%) 25.6% 12.7% 31.3% (1.8%) (4.4%) 52.0%
Windstream
(4) (5)
(4.6%) (5.2%) 32.8% 12.3% 32.2% (0.1%) (1.4%) 52.7%
RBOCs
AT&T (7.4%) (9.7%) 16.3% 6.5% 27.1% (2.4%) (6.0%) 34.8%
Qwest (2) (7.3%) (9.6%) 22.1% 9.0% 24.6% (2.2%) (1.3%) 33.7%
Verizon (8.3%) (9.3%) 18.9% 8.2% 24.0% (1.9%) (3.9%) 26.7%
(1)
(9)

Corporate Focus
Corporate Focus
»
Grow IP Data Services Revenue
›
IP Infrastructure
›
Enhanced Data offerings: MPLS, IP VPN
›
Wireless Metro-Ethernet
»
Continue growth in CLEC Revenue
›
Further penetrate markets
›
Build value into offerings
»
Continued Improvement in
Systems Integration
›
Leverage technical skills to implement
new products
›
Provide network support, assessment
and design services
»
Integrate Haywire Service
›
Improve performance
›
Continue to align technology with customers’ needs

Products & Services Strategy
Products & Services Strategy
»
Customers seek broad integrated solutions
»
Product strategy is to deliver solutions that are complementary with each other
›
IP Data services, Systems Integration & Colocation
›
DSL, Haywire computer & Wireless LAN Support
»
IP Data Services provide the foundation for multiple products and services
›
Transport
›
Remote and multi-location customers
›
Hosted Applications

D&E Communications
Delivering Excellence

CISCO
Powered

Microsoft
GOLD CERTIFIED
Partner

jamcracker

NORTEL
NETWORKS

Product Strategy
Product Strategy
Data Services
IP VPN
MPLS
Transparent LAN
Dedicated Internet Access
It all starts with Broadband
As Bandwidth
Increases
The “Virtualization”
of the Enterprise
The “Interactive”
Subscriber
Advanced Applications
Remote Access
Content Filtering
Microsoft Exchange
Bandwidth delivery
DSL
FTTN
Broadband Wireless

D&E Communications
Delivering Excellence

D&E
HAYWIRE
www.haywiresupport.com

HAYWIRE™
HAYWIRE™
In Home Technical Support
Computer (technology) support
services
On-site, on-line or by telephone
Residential and Small Business
Customer
Lancaster, Berks, Lebanon and
Dauphin Counties
Longer-term Focus
Expanded Territory and Service
Offering
Leveraging the always-on
Broadband Connection
www.Haywiresupport.com

Business Continuity & Co-location
Business Continuity & Co-location
Business Continuity &
Disaster Avoidance
Fully redundant disaster
recovery site
Corporate data infrastructure
in a secure & controlled
environment

Network Overview
Network Overview
»
RLEC Network
›
IP / MPLS core and FTTN architecture
›
1 Nortel CS2000 Softswitch –
Ephrata
›
1 Nortel DMS 500 switch –
Birdsboro
›
1 Nortel DMS 100/200 switch –
Lititz
›
1 Nortel DMS 100 switch - Lewisburg
›
All remote switches and broadband loop carriers connected with fiber optic cable
›
Last mile connection provided over copper or fiber outside plant
»
CLEC Network
›
Leverages RLEC C.O. switching architecture with all remotes
fiber connected
›
95% of access lines connected to D&E switches
›
36% of access lines completely on D&E network
»
Video Network
›
Coaxial in State College –
~11,000 homes passed
›
ADSL2+ in Buffalo Valley –
~9,500 homes passed
›
IPTV (GigE) to Bucknell University –
~1,000 rooms
›
Video Head-end in State College
›
21 HD channels in State College and 20 in BVT
»
Fiber route miles (1)
›
Owned: 1,480
›
Leased: 277
›
Total 1,757
»
Added 108 route miles of owned fiber
in 2008
»
Average loop length is approximately
10,000 feet
»
100% Digitally Switched
»
Network is 100% Broadband capable
»
4 C.O. Switches
Key Network Metrics
(1) As of 12/31/08.

State
College
Birdsboro
Ephrata
Lititz
Lewisburg
Scranton
Bloomsburg
Williamsport
Fort
Washington
Bellefonte
Altoona
Harrisburg
Mechanicsburg
Advanced All-Digital Network
Advanced All-Digital Network
Network Switch
Central Office
Co-locate w/
Verizon
Co-locate in
Verizon Tandem
Verizon Tandem
Existing Fiber
IRU Fiber
Leased Facilities
Soft Switch Site
»
D&E has made a significant commitment, both operationally and financially, to create and maintain a state-of-the-
art network

Channel
Bandwidth
Household POP POP
License Market Name FCC Market Frequency
Block
(MHz) POPs income density growth
WPYZ994
Lancaster, PA CMA 105 710-716 / 740-746 C 12 470,658 $48,576 497 0.72%
WPYZ995
Reading, PA CMA 118 710-716 / 740-746 C 12 373,638 47,731 455 0.97%
WPYZ996
Altoona, PA CMA 225 710-716 / 740-746 C 12 129,144 35,357 239 (0.45%)
WPYZ997
Williamsport, PA CMA 251 710-716 / 740-746 C 12 120,044 36,422 94 (0.39%)
WPYZ998
State College, PA CMA 259 710-716 / 740-746 C 12 135,738 38,724 128 0.87%
WPWV360
Lebanon, PA CMA 623 710-716 / 740-746 C 12 120,327 43,413 337 0.31%
National average
$46,583 84 1.06%
(1) Based on FCC Auction 73 data.
(2) Based on Kagan 2005.
(3) Measured as POPs / square mile.
(4) Annual growth from 2003 - 2008.
(1) (2) (3)
(4) (2),
(2),
»
Today, D&E holds 6 licenses for 700 MHz spectrum covering approximately 1,349,500 people
(1)
›
Five licenses acquired in June, 2003 and effective December 11, 2003 as part of Auction #49
›
Lebanon, PA license acquired in market transaction on December 9, 2008
›
Spectrum is not currently utilized and no network build out has begun
›
State College and Altoona are clear and available for use – rest are available in June 2009
D&E’s 700 MHz Wireless Spectrum
D&E’s 700 MHz Wireless Spectrum

RLEC CLEC
MARKET
MSO
COMPETITORS
MARKET
CLEC
COMPETITORS

D&E Blue Ridge Lancaster
Conestoga Service Electric / Comcast Reading
Buffalo Valley CATV / Atlantic Broadband Harrisburg
    State College
  Pottstown
Williamsport
Altoona

Current Competitive Environment
Current Competitive Environment
»
Verizon, AT&T, Sprint Nextel and T-Mobile Wireless are the most active wireless operators in D&E territories
›
In addition, Keystone Wireless is doing business as IMMIX principally in the Conestoga RLEC and to a lesser extent Buffalo Valley and D&E RLECs
»
Verizon is principal competitor to our CLEC as well as to varying degrees of competitiveness
Frontier, XO, One Communications and Level 3 in certain markets
»
VOIP competition from MSOs
›
Service Electric, CATV, and Atlantic Broadband are offering a VOIP product in portions of the
Conestoga and Buffalo Valley RLEC footprints
Verizon
Frontier
One Communications
XO
Level 3

Historical Systems Integration Quarterly Results
Historical Systems Integration Quarterly Results
(1) (1)
»
Sold Voice Systems Business segment in 3Q 2006
›
Low margin, highly people and inventory intensive business
»
In 1Q07, expired point-of-sale contract with regional retail chain resulting in reduction of 24 employees
»
Today, focused on professional data and information technology services, security design and network monitoring services
›
Provides more comprehensive solutions to customers and integrated with access services
(1) Not pro forma for Voice Systems Business, which was sold in 3Q 2006 and pro forma in 1Q and 2Q 2007 for expiry of retail store contract.
Revenue
(1)
$1.1
$0.9
$3.8
$1.8 $1.8
$1.0 $1.0
$1.4
$1.2
$0.9 $0.9
$3.8
1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08
EBITDA
(1)
$0.1
$0.0
($0.7)
($0.9)
($0.7)
($0.6)
($0.4) ($0.4)
($0.4)
($0.1)
$0.1
($1.3)
1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08
($ in millions)
($ in millions)

Financial Review Financial Review Tom Morell Tom Morell Chief Financial Officer Chief Financial Officer

Historical Financial Summary
Historical Financial Summary
Consolidated Revenue, Adjusted EBITDA, Operating Income/(Loss) and Net Income
/(Loss) /(Loss)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments.
See reconciliation of Adjusted EBITDA to net income/(loss) attached.
($ in millions)
2006 2007 2008
162.1
152.6
149.5
64.4
64.0
62.6
22.5
24.6
(10.9)
(11.0)
6.7
10.6
-$50
$0
$50
$100
$150
$200
Revenue
Operating Income/(Loss)
Net Income/(Loss)
Adjusted EBITDA
(1)

Historical Financial Summary
Historical Financial Summary
Wireline
Wireline
Segment
Segment
Revenue, Adjusted EBITDA and Operating Income/(Loss) Revenue, Adjusted EBITDA and Operating Income/(Loss)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments. See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions
($ in millions)
2006 2007 2008
143.9 145.7
153.9
66.0
66.1
64.9
(9.4)
32.9
29.2
-$50
$0
$50
$100
$150
$200
Revenue
Adjusted EBITDA
Operating Income/(Loss)
(1)
(2)

Historical Financial Summary
Historical Financial Summary
Systems Integration Segment
Systems Integration Segment
Revenue, Adjusted EBITDA and Operating Income/(Loss) Revenue, Adjusted EBITDA and Operating Income/(Loss)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments. See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions
($ in millions)
2008 2006 2007
(2)
(1)
3.8
5.4 6.6
(3.7)
(2.0)
0.0
(0.1)
(7.4)
(6.3)
-$10
-$5
$0
$5
$10
Revenue
Adjusted EBITDA
Operating Income/(Loss)

Wireline Segment Results
Wireline Segment Results
(1) (1)
Note: Wireline results exclude Directory Advertising.
(1) Including Co-Location service.
(2) Excluding depreciation and amortization and intangible asset impairment.
(3) Adjusted EBITDA defined as operating income plus depreciation and amortization plus goodwill and intangible asset impairment.
($ in thousands)
Parameter 2007 2008 2007 2008
Wireline
Revenue
   Local Telephone Service 48,976 $         49,506 $          2.6% 1.1%
   Network Access 45,288 $         41,393 $          (4.8) % (8.6) %
   Long Distance Network Services 20,804 $         20,282 $          (3.2) % (2.5) %
   Communication Services 23,337 $         25,746 $          19.7% 10.3%
   Other 2,042 $           2,635 $            - 29.0%
Total Revenue 140,447 $       139,562 $        1.5
%
(0.6)
%
Direct Expenses $45,430 $44,905 1.3% (1.2) %
Gross Profit $95,017 $94,656 1.6
%
(0.4)
%
   % Margin 67.7% 67.8%
Indirect Expenses
(2)
$33,176 $33,482 2.3% 0.9%
Adjusted EBITDA
(3)
$61,841 $61,174 0.1
%
(1.8)
%
   % Margin 44% 43.8%
Capex $23,945 $22,225 (9.5) % (7.2) %
   % of Revenue 17% 15.9%
Adjusted EBITDA - Capex $37,896 $38,949 9.6% 2.8%
Directory Advertising
Directory Advertising Revenue $5,211 $4,380 (66.4) % (15.9) %
Directory Expenses $973 $691 (90.8) % (29.0) %
Directory EBITDA $4,238 $3,689 (14.6) % (12.9) %
   % Margin 81.3% 84.2%
Fiscal Year Ended December 31 YoY Growth

Systems Integration Segment Results
Systems Integration Segment Results
(1) (1)
(1) Pro forma for retail store contract expiry in 1Q 2007.
(2) Excluding depreciation and amortization and intangible asset impairment.
(3) Adjusted EBITDA defined as operating income plus depreciation and amortization plus goodwill and intangible asset impairment.
($ in thousands)
Parameter 2007 2008 2007 2008
Systems Integration
Revenue 4,586 $          3,789 $           15.6% (17.4) %
Direct Expenses $3,669 $2,701 6.8% (26.4) %
Gross Profit $917 $1,088 72.0% 18.7%
% Margin 20.0% 28.7%
Indirect Expenses
(2)
$2,668 $1,056 (1.9) % (60.4) %
Adjusted EBITDA
(3)
($1,752) $31 NM NM
% Margin NM 0.8%
Capex $109 $40 (80.6) % (63.3) %
% of Revenue 2.4% 1.1%
Adjusted EBITDA - Capex ($1,861) ($9) NM NM
YoY Growth Fiscal Year Ended December 31

Corporate and Other Segment Results
Corporate and Other Segment Results
(1) (1)
(1)
Including Haywire ™
service.
(2) Excluding depreciation and amortization and intangible asset impairment.
(3) Adjusted EBITDA defined as operating income plus depreciation and amortization plus goodwill and intangible asset impairment.
($ in thousands)
Parameter 2007 2008 2007 2008
Corporate and Other
Revenue 1,532 $           1,759 $            (3.5) % 14.8%
Direct Expenses $1,072 $1,407 27.6% 31.2%
Gross Profit $460 $352 (38.5)
%
(23.4)
%
   % Margin 30.0% 20.0%
Indirect Expenses
(2)
$579 $856 23.7% 47.8%
Adjusted EBITDA
(3)
($119) ($504) NM NM
   % Margin NM (28.6) %
Capex $230 $307
NM
33.5%
   % of Revenue 15.0% 17.5%
Adjusted EBITDA - Capex ($349) ($811) NM NM
Fiscal Year Ended December 31 YoY Growth

Consolidated Results
Consolidated Results
(1) Including dial-up, video, DSL / High-Speed Internet and web hosting subscribers.
(2) Excluding inter-segment, but including Directory and Co-location service.
(3) Excluding inter-segment. 2007 pro forma for retail store contract expiry in 1Q 2007.
(4)
Including Haywire ™  service.
($ in thousands)
Parameter 2007 2008 2007 2008
Consolidated
Total Access Lines 170,602 165,538 (1.7) % (3.0) %
Total Broadband Connections
(1)
50,582 54,710 10.8% 8.2%
Total Customer Connections 221,184 220,248 0.9 (0.4)
Revenue
Wireline
(2)
145,633 $       143,902 $       (5.3) % (1.2) %
Systems Integration
(3)
4,586 $           3,789 $           15.7% (17.4) %
Corp & Other
(4)
1,532 $           1,759 $           (3.5) % 14.8%
Total Revenue 151,751 $       149,450 $       (4.8) (1.5)
Direct Expenses
Wireline
(2)
46,403 $         45,596 $         (16.2) % (1.7) %
Systems Integration
(3)
3,667 $           2,698 $           6.9% (26.4) %
Corp & Other
(4)
1,072 $           1,407 $           27.6% 31.2%
Direct Expenses 51,142 $         49,701 $         (14.3) % (2.8) %
Gross Profit
Wireline
(2)
99,230 $         98,306 $         0.8% (0.9) %
Systems Integration
(3)
919 $              1,091 $           72.5% 18.7%
Corp & Other
(4)
460 $              352 $              (38.5) % (23.4) %
Gross Profit 100,609 $       99,749 $         0.9% (0.9) %
Gross Margin
Wireline
(2)
68.1% 68.3%
Systems Integration
(3)
20.0% 28.8%
Corp & Other
(4)
30.0% 20.0%
Gross Margin 66.3% 66.7%
YoY Growth Fiscal Year Ended December 31

Consolidated Results (cont’d)
Consolidated Results (cont’d)
Excluding inter-segment, but including Directory and Co-location service.
(1) Excluding inter-segment. 2007 pro forma for retail store contract expiry in 1Q 2007.
(2)
Including Haywire ™  service.
(3) Excluding depreciation and amortization and intangible asset impairment.
(4) Adjusted EBITDA defined as operating income plus depreciation and amortization plus goodwill and intangible asset impairment.
($ in thousands)
Parameter 2007 2008 2007 2008
Consolidated
Indirect Expenses
Wireline
(2)
33,176 $         33,482 $         2.3% 0.9%
Systems Integration
(3)
2,646 $           1,022 $           (2.7) % (61.4) %
Corp & Other 579 $              856 $              23.7% 47.8%
Indirect Expenses 36,401 $         35,360 $         2.2% (2.9) %
Adjusted EBITDA
(2) 66,054 $         64,825 $         0.1% (1.9) %
Systems Integration
(3)
(1,727) $          70 $                 NM NM
Corp & Other
(119) $             (503) $             NM NM
Adjusted EBITDA 64,208 $         64,392 $         0.2% 0.3%
Adjusted EBITDA Margin
Wireline
(2)
45.4% 45.0%
Systems Integration
(3)
NM 1.8%
Corp & Other
NM NM
Adjusted EBITDA Margin 42.3% 43.1%
Capex
Wireline
(2)
23,945 $         22,225 $         (9.5) % (7.2) %
Systems Integration
(3)
109 $              40 $                 (80.6) % (63.3) %
Corp & Other
230 $              307 $              NM 33.5%
Capex 24,284 $         22,572 $         (10.2) % (7.0) %
Adjusted EBITDA - Capex
Wireline
(2)
42,109 $         42,600 $         6.5% 1.2%
Systems Integration
(3)
(1,836) $          30 $                 NM NM
Corp & Other (349) $             (810) $             NM NM
Adjusted EBITDA - Capex 39,924 $         41,820 $         7.7% 4.7%
Fiscal Year Ended December 31 YoY Growth
Wireline
(4)
(4)
(4)
(4)
(4)

Historical Financial Summary
Historical Financial Summary
Capital Expenditures
Capital Expenditures
($ in millions) ($ in millions)
15.2%
19.0%
29.8%
36.0%
% of
Total
$24.2
$3.7
$4.6
$7.2
$8.7
2007
15.1% $3.4 22.7% $6.0
Information
Technology
13.3% $3.0 6.4% $1.7 Other
31.1%
39.8%
% of
Total
$26.4
$8.2
$10.5
2006 2008 Category
$22.5 Totals
30.2% $6.8
Outside
Plant
41.4% $9.3 Network
% of
Total

Selected Uses of Cash
Selected Uses of Cash
(1) Capital expenditures, net of proceeds from sales of property, plant and equipment
(2) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing
($ in millions)
(1)
(2)
24.2
11.3
6.8
6.9
0.8
21.7
23.9
11.7
15.5
15.2
10.1
7.8
13.1
8.0
9.4
6.9
$0
$5
$10
$15
$20
$25
$30
2006 2007 2008
CAPEX
Interest
Debt Payment
Income Taxes
Dividends
Stock Repurchase

Levered Free Cash Flow
Levered Free Cash Flow
(1) Represents difference between book and paid Capex in a given year.
(2) Represents discretionary distributions from lender under the terms of D&E’s credit facility.
(3) Represents pension plan contributions in excess of pension plan expense included in Adjusted EBITDA.
($ in millions)
Parameter 2007A 2008A
Adjusted EBITDA $64.0 $64.4
Plus: Pension expense adjustment
Less: Capex (24.8) (22.5)
Less: Capex change in working capital (1) 1.7 (2.2)
Plus: Capex proceeds 0.8 0.8
Less: Changes in working capital 1.3 (1.0)
Less: Interest expense (15.2) (11.7)
Plus: Interest expense adjustment - -
Plus: Interest income 1.6 0.4
Plus: Patronage refund (2) 0.3 0.3
Plus: Patronage refund adjustment - -
Plus: Stock compensation expense 0.4 0.5
Plus: Collection of notes receivable 5.9 0.1
Plus: Life insurance proceeds 1.0 -
Less: Income taxes (8.0) (9.4)
Levered Free Cash Flow $29.0 $19.7
Less: Mandatory Debt Retirement (7.1) (7.1)
Less: Discretionary Debt Retirement (6.0) (0.7)
Less: Pension Plan Contribution (3) (2.2) (3.9)
Plus: Proceeds from stock issuance 0.2 0.1
Less: Purchase of treasury stock - (0.8)
Cash Available to Pay Dividends $13.9 $7.3
Less: Dividends (6.9) (6.9)
Levered Free Cash Flow after Dividends $7.0 $0.4

($ in millions)
Scheduled
Average Balance as of Annual
Tranche Interest Rate Interest Rate Maturity 12/31/2008 Amortization
Senior Secured Revolving Loan P+0.5%-1.0% or L+1.5%-2.0% N/A June 30, 2011 – –
Senior Secured Term Loan A P+0.5%-1.0% or L+1.5%-2.0% 5.21% June 30, 2011 $27.6 $2.0
Senior Secured Term Loan B P+0.75% or L+1.75% 5.96% December 31, 2011 136.2 1.5
First CEI Term Loan 9.00% 9.00% December 31, 2014 12.0 2.0
Second CEI Term Loan 9.00% 9.00% December 31, 2014 9.0 1.5
Capital Leases 1.4 0.1
Total debt 6.19% $186.2
Less current maturities (7.1)
Total long term debt $179.1
Current Capital Structure
Current Capital Structure
»
As of 12/31/08, cash balance was $18.3 million
(1)
»
The Company is in compliance with its financial covenants and its total capitalization ratio is below 60%
›
From 2007 to 2008, indebtedness to capitalization ratio increased from 50.6% to 54.6%, which resulted from reduction in retained earnings from impairment charge and decline in funded status of pension plans
»
The Company has interest rate swap agreements with a total notional amount of $132.0 million and a liability with a fair value of $3.7 million as of 12/31/08
»
No contingent liabilities
›
In 1Q '08, Crown Castle International released the Company from a guarantee of lease obligations on tower sites which the Company sold to Keystone Wireless in 2003
(1)         Including short-term investments.

Pension Plan Contributions
Pension Plan Contributions
»
Market value of pension assets declined by approximately 29% or approximately $15.6 million in 2008
»
Plan contributions were $6.3 million in 2008
»
The Company will discontinue future benefit accruals for participants in the Non-Union Pension Plan as of
January 1, 2010
2009 Plan Valuation Calculation
›
Based on actuarial calculations performed in first quarter of 2009
›
Key assumptions:
- 8.5% return on plan assets starting in March 2009
- FAS discount rate of 6.25%
- Valuation data as of 1/1/09
- Segment rates funding liability method
(1) Approximately 88% of pension plan costs are expensed and 12% are capitalized.
(2) Represents gross contributions.
(3) Net of $982,000 curtailment gain due to pension freeze starting in 2010.
(4) $10.0 million of $14.3 million relates to 2008 plan year.
($ in millions)
Parameter 2007 2008 2009E
Pension Plan Costs (1) $3.8 $2.7 $0.5
Pension Plan Contributions (2) $5.6 $6.3 $14.3
Fiscal Year Ended December 31,

Overview of 2008 Impairment Charges
Overview of 2008 Impairment Charges
»
For 2008, the Company recorded non-cash franchise
intangible asset impairment charges totaling $45.8
million ($26.8 million after tax)
›
The impairment charge resulted from the
decline of estimated future regulated cash
flows of the Conestoga and Buffalo Valley
RLECs in the Wireline segment
›
Management estimated decrease in future
network access revenues, access lines,
associated minutes of use, local and long
distance revenues
›
The Company recognized a non-cash
intangible asset impairment charge of $26.2
and $19.6 million in 2Q’08 and 4Q’08,
respectively
»
The impairment charge was the main reason for net
loss of $11.0 million in 2008 vs. net income of $10.6
million in 2007
›
Excluding the impact of the impairment charge
and other charges, adjusted net income was
$11.6 million in both 2008 and 2007
(1) In connection with the sale of the Voice Systems Business to eCommunications Systems Corp.
(“eComm”) on 9/29/2006, the Company received a $2.5 million promissory note with a fair value of
$2.4 million. Based on the Company’s negotiations with eComm to restructure the terms of the note, the Company recorded a pre-tax non-cash impairment charge of $0.9 million ($0.5 million after tax)
during 2008 and reduced the carrying value of the note to $1.0 million as of 12/31/08.
($ in millions)
Fiscal Year Ended Dec. 31,
Parameter 2007A 2008A
Adjusted EBITDA $64.0 $64.4
Depreciation and Amortization (34.2) (29.4)
Goodwill and Intangible Asset Impairments (5.2) (45.8)
Interest Expense (14.9) (12.3)
Other Income (Expense), Net
(1)
8.2 2.9
Income Taxes (7.2) 9.3
Dividends on Utility Preferred Stock (0.1) (0.1)
Reported Net Income (Loss) $10.6 ($11.0)
Items Impacting Comparability:
Decrease in Depreciation, Net of Tax, Compared to 2007 – (3.0)
Intangible Asset Impairment, Net of Tax – 26.8
Note Receivable Reserve, Net of Tax
(1)
0.1 0.5
Lease Guarantee Termination, Net of Tax – (1.7)
Goodwill Impairment, Net of Tax 4.7 –
Note Receivable, Collected, Net of Tax (3.2) –
Life Insurance Gain, Net of Tax (0.6) –
Adjusted Net Income $11.6 $11.6

2006 2007 2008
Wireline Adjusted EBITDA 66,015 $       66,079 $       64,863 $
Systems Integration Adjusted EBITDA (3,651) (1,955) 31
Corp, Other & Elim Adjusted EBITDA 281 (119) (503)
D&E Communications Adjusted EBITDA 62,645 64,005 64,391
Depreciation & amortization (38,241) (34,208) (29,442)
Goodwill and intangible asset impairments (1,892) (5,158) (45,800)
Equity in net losses of affiliates (180) (3) 0
Interest expense (15,274) (14,928) (12,312)
Loss on early extinguishment of debt (1,103) 0 0
Gain on investments 1,035 0 0
Other income/(expense), net 4,790 8,245 2,944
Income (taxes) benefit (3,465) (7,249) 9,330
Dividend on utility preferred stock (65) (65) (65)
Loss from operations of Voice Systems business
net of income tax benefits of ($253) (488) 0 0
Loss on sale of Voice Systems business, net of
income tax of $164 (1,020) 0 0
Net income/(loss) 6,742 $        10,639 $       (10,954) $
Year Ended December 31,
Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA
(a non-GAAP measure)
(a non-GAAP measure)
to Net Income/(Loss)
to Net Income/(Loss)
($ in Thousands)

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA
(a non-GAAP measure)
(a non-GAAP measure)
to Operating Income/(Loss)
to Operating Income/(Loss)
($ in Thousands)
Year Ended December 31, 2006
Systems Corporate
Wireline Integration & Other Consolidated
Adjusted EBITDA 66,015 $     (3,651) $     281 $        62,645 $
Depreciation & amortization (36,772) (714) (755) (38,241)
Intangible asset impairment 0 (1,892) 0 (1,892)
Operating income/(loss) 29,243 $     (6,257) $     (474) $       22,512 $
Year Ended December 31, 2007
Systems Corporate
Wireline Integration & Other Consolidated
Adjusted EBITDA 66,079 $     (1,955) $     (119) $       64,005 $
Depreciation & amortization (33,206) (272) (730) (34,208)
Goodwill impairment 0 (5,158) 0 (5,158)
Operating income/(loss) 32,873 $     (7,385) $     (849) $       24,639 $
Year Ended December 31, 2008
Systems Corporate
Wireline Integration & Other Consolidated
Adjusted EBITDA 64,863 $     31 $         (503) $       64,391 $
Depreciation & amortization (28,483) (155) (804) (29,442)
Intangible asset impairments (45,800) 0 0 (45,800)
Operating income/(loss) (9,420) $     (124) $       (1,307) $     (10,851) $

43 Summary Summary » Strong Adjusted EBITDA » Generating Operating Cash Flow » Moderate Leverage » Prudent Cash Management » Proactive in a Competitive Market Place

Appendix A: Appendix A: Management Team Biographies Management Team Biographies

Thomas Morell: Sr. VP, CFO Secretary &Treasurer – Morell has held management roles in
D&E's finance department for 24 years, including 14 years as the company’s CFO. He worked  with Coopers & Lybrand LLP prior to his arrival at D&E and is a Certified Public
Accountant.
Albert Kramer: Sr. Vice President, Chief Operating Officer – Kramer served as President of
Conestoga Enterprises, Inc., when it merged with D&E in 2002, and he has 25 years of experience in the telecom industry.
James Morozzi: President & Chief Executive Officer – Morozzi has worked in the regulated and competitive utility industry for 18 years. Before joining D&E in March 2005, he led
Exelon Corp.'s development of CLEC and wireless operations.
Executive Team
Executive Team

James W. Morozzi, President & CEO
Mr. Morozzi, age 46, has served as President and Chief Executive Officer of D&E
Communications, Inc. since April 2005 and was hired as Chief Executive Officer in
March 2005. He had served as President of Exelon Communications, a division of
Exelon Enterprises, LLC, from 2001 to 2004. From 1986 to 2001, he worked in various management roles at PECO Energy Company, including Business
Leader/Vice President of PECO Wireless, LLC and corporate strategist for Corporate
Planning and Development. He formerly served as chairman of the management committee of PECO Telcove Communications and as a Board member of AT&T
Wireless PCS of Philadelphia, LLC. Mr. Morozzi is a member of the Board of
Directors of the Pennsylvania Telephone Association and the Lancaster Chamber of
Commerce and Industry.
Management Biographies
Management Biographies

Thomas E. Morell, Senior Vice President, Chief Financial Officer, Secretary
& Treasurer
Mr. Morell, age 48, has been Chief Financial Officer and Treasurer since 1995, Senior
Vice President since May 2002 and was appointed Secretary in October 2007. He was a Vice President from 1996 to May 2002. Mr. Morell has been employed by the
Company since 1984, serving as Assistant Controller from 1984 to 1990 and
Controller from 1990 to 1995. From 1982 to 1984, he was employed by Coopers and
Lybrand as an auditor. Mr. Morell was a Managing Director of PenneCom B.V. until its dissolution in January 2007 and was a Supervisory Board member of Pilicka
Telephone Company until its sale in December 2005.  He was elected to the Board of
Directors of Hospice of Lancaster County in January 2008.  Mr. Morell is a Certified
Public Accountant and is a member of the Pennsylvania Institute of Certified Public
Accountants.
Management Biographies
Management Biographies

Albert H. Kramer, Senior Vice President, Chief Operating Officer
Mr. Kramer, age 54, was appointed Senior Vice President and Chief Operating Officer of D&E in
March 2009.  Prior to that he was Senior Vice President of Operations of D&E Communications, Inc
since May 2002, when Conestoga Enterprises, Inc. merged with D&E Communications, Inc.  Prior to the merger, Mr. Kramer was President of Conestoga Enterprises, Inc. from May 1998 to May
2002. He was employed by Conestoga Enterprises, Inc. from September 1995, and served as Vice
President, Finance and Administration until August 1997. In August 1997, he was appointed
Executive Vice President and served in that capacity until May 1998. From 1984 until September
1995, Mr. Kramer had been employed by Denver and Ephrata Telephone and Telegraph Company
and served as Controller, and then Chief Financial Officer and Treasurer during the last five years of his employment.  Mr. Kramer was employed by Coopers and Lybrand as Senior Accountant from
1980 to 1984.  He has been a Board member of the United States Telecom Association since 1998 and currently serves as Treasurer and Chairman of the Leadership Committee. He served as a
Board member of the Pennsylvania Telephone Association from 1998 to 2002, and served on the
Executive Committee during that time. Mr. Kramer has been a member of the Berks County
Workforce Investment Board since 1999.   In 2002, Mr. Kramer was appointed to  the board of the
Berks Economic Partnership and also to the Penn State Harrisburg Board of Advisors.  Mr. Kramer
served on the Board of Directors of National Penn Bancshares, Inc., a public company subject to
SEC periodic reporting requirements, from April 2007 to February 2008 and from April 2009 to the present.  Additionally, he has served on the board of its wholly owned subsidiary, National Penn
Bank, since 2000 and is currently serving on the Audit Committee.  Also in 2007, Mr. Kramer was
appointed to the Board of Directors and the Executive Committee of the Greater Reading Chamber
of Commerce & Industry.  Mr. Kramer is a Certified Public Accountant.
Management Biographies
Management Biographies